                                                                   EXHIBIT 23(b)



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 9, 1996 incorporated by reference in SouthTrust Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.




                                            /s/ ARTHUR ANDERSEN L.L.P


Birmingham, Alabama
April 19, 1996


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